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                                                                   EXHIBIT 99.1



TUESDAY APRIL 20, 8:15 AM EASTERN TIME

COMPANY PRESS RELEASE

SOUTHEAST COMMERCE HOLDING COMPANY ANNOUNCES PLANS TO OFFER INTERNET BANKING SERVICES

COMPANY TO CHANGE CORPORATE NAME TO EBANK.COM, INC.

         ATLANTA--(BUSINESS WIRE)--April 20, 1999--Southeast Commerce Holding Company (Nasdaq/OTC/BB: STCH) today announced that the Company will launch its new Internet banking product and service line by the end of the second quarter of 1999. The Company has acquired the Internet domain name, ebank.com, which is currently under construction and will be in service in the second quarter. Along with the traditional consumer banking services, the Company has developed a special line of Internet banking services specifically tailored to meet the needs of small business customers. The product offering will include, among other products, a business sweep account and a special small business retirement account. The Company plans to introduce a seamless financial services account for stocks, mutual funds and insurance products in the third quarter of 1999. As previously announced, William W. Klenk has been appointed to the newly created position of Director of Internet Banking Services and will be responsible for the development and management of all of the Company's Internet banking services and products.

         In line with this new initiative, the Company also announced it is changing its corporate name to ebank.com, Inc. effective April 20, 1999. The stock will still trade under its current symbol, "STCH," although the Company will apply for a new corporate trading symbol. The name change has been approved by the Company's board of directors.

         "The ebank.com name captures the spirit of our new corporate focus in offering all of today's banking services on the Internet," commented Richard A. Parlontieri, chairman and chief executive officer of ebank.com. "As an Internet-based bank, we recognize that our customers will come to us from across the nation and beyond for convenient banking services. Our operating strategy is to deliver traditional banking services in a non-traditional way and use state-of-the art technology to offer electronic banking products and services to better serve our growing customer base. It is imperative, in our opinion, that to effectively compete today and going forward, we offer tailored services over the Web anywhere in the world. In addition, we believe we have developed a dual Web platform of innovative Internet banking products and services that will be attractive to both consumers and small businesses. We are excited to be a leading Internet bank by offering a more convenient delivery system and we believe this corporate name change will enhance our ability to attract and retain new customers."

         ebank.com, Inc. is a holding company for Commerce Bank. The bank originates and purchases loans secured by real estate, secured or unsecured loans for commercial, corporate, or business purposes, and loans for personal, family or household purposes. The bank emphasizes retail banking, home mortgages, real estate development, and consumer lending needs. Commerce Bank operates one office in Atlanta, Georgia.

         Certain statements in this news release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to financial results and plans for future business development activities, and are thus prospective. Such forward-



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looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief, or expectations of the Company and its management. These forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected in the forward-looking statements. Potential risks and uncertainties include, but are not limited to, the Company's brief operating history, its ability to manage growth, reliability of the technologies the Company uses, general economic conditions, competition, interest rate sensitivity, exposure to regulatory and legislative changes and other uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.


Contact:
     Southeast Commerce Holding Co., Atlanta
     Richard A. Parlontieri, 770/863-9225



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